                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  April 9, 1998
                                                         ---------------


                            SS&C Technologies, Inc.
                            -----------------------
               (Exact Name of Registrant as Specified in Charter)


                                   Delaware
               ------------------------------------------------
                (State or Other Jurisdiction of Incorporation)



        0-28430                                 06-1169696
-------------------------           ------------------------------------
(Commission File Number)            (I.R.S. Employer Identification No.)


Corporate Place
705 Bloomfield Avenue
Bloomfield, Connecticut                                           06002
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


                                (860) 242-7887
    ----------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
    ----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

     On April 9, 1998 (the "Effective Date"), SS&C Technologies, Inc. (the "Company") acquired all of the outstanding capital stock of Savid International Inc., a New Jersey corporation ("SI"), and The Savid Group, Inc., a New York corporation ("SGI"), pursuant to a Stock Purchase Agreement (the "Purchase Agreement"), dated as of April 9, 1998, by and among the Company, SI, SGI and Diane Cossin (the "Stockholder").

     Pursuant to the Purchase Agreement, the Company paid an aggregate of $821,500 (the "Initial Payment") in exchange for all of the outstanding capital stock of SI and SGI. In addition, the Purchase Agreement provides for a further cash payment of $750,000 to be made by the Company to the Stockholder as part of the consideration for the outstanding capital stock of SI and SGI, provided that the aggregate revenues derived from SI and SGI for the three-year period ending April 14, 2001 equal or exceed $3 million. Also, the Purchase Agreement provides for certain royalty payments to be paid by the Company to the Stockholder during the five-year period ending April 14, 2003 as part of the consideration for the outstanding capital stock of SI and SGI. The transaction will be accounted for as a purchase. The purchase price for the shares held by the Stockholder was determined in an "arm's length" negotiation and the transaction was unanimously approved by the Boards of Directors of each of the Company, SI and SGI. Prior to the Effective Date, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with SI, SGI or the Stockholder. The Company used a portion of the net proceeds from its initial public offering to pay the Initial Payment.

     SI and SGI, based in New York, together are a leading supplier of PC/LAN-based financial software specifically designed to help organizations manage their debt and derivative portfolios. The Savid System product is a modularized application designed to process and analyze all activities related to debt and derivative portfolios: Swaps, Caps, Floors, Collars, FRAs, FX, Futures and Options, as well as the issuance of Short-, Medium-, and Long-Term Debt. Key markets include banks, corporate treasury, government agencies and financial institutions.

     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Financial statements of business acquired are not required as per Rule 3-05(b) of Regulation S-X.

     (b)  Pro Forma Financial Information.

          Pro forma financial information is not required as per Rule 11-01(c) of Regulation S-X.

     (c)  Exhibits.
          --------

     2 Stock Purchase Agreement by and among the Registrant, Savid International Inc., The Savid Group, Inc. and Diane Cossin, dated April 9, 1998

     99        Press Release

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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 22, 1998                            SS&C TECHNOLOGIES, INC.
                                             -----------------------------
                                                     (Registrant)



                                             By: /s/ John S. Wieczorek
                                                -------------------------------
                                                John S. Wieczorek
                                                Vice President, Chief Financial
                                                Officer and Treasurer

                                 EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------


  2 Stock Purchase Agreement by and among the Registrant, Savid International Inc., The Savid Group, Inc. and Diane Cossin, dated April 9, 1998

 99       Press Release